DEAN WITTER INTERMEDIATE INCOME SECURITIES  TWO WORLD TRADE CENTER, NEW YORK,
                                            NEW YORK 10048
LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

The fiscal year ended August 31, 1995 was characterized first by rising interest rates and a robust economy, followed by an economic slowdown and declining interest rates. Overall, interest rates on intermediate-term U.S. Treasury securities declined by 0.30 to 0.90 percentage points over the fiscal year.

Strong economic growth continued through the end of 1994 along with related inflationary fears. In an effort to slow the rate of economic growth to more sustainable levels, the Federal Reserve Board raised the federal-funds rate 0.75 percentage points to 5.75 percent in November. As a result, intermediate-term interest rates continued to rise, and by December 31 had risen as much as 1.50 percentage points from the end of August 1994. Two-year Treasuries showed the most dramatic increase, while ten-year Treasuries increased by only 0.65 percentage points.

Beginning in late January, sentiment shifted as the market focused on actual inflation -- or rather its absence. By early February, not only had inflation failed to surface, but the economy was beginning to show signs of slowing down. As a result, interest rates began to fall, eventually plummeting by as much as
1.50 to 1.75 percentage points from their January 1995 levels, before retracing about one quarter of that move in July and August. The renewed uptick in interest rates during early summer, ironically, followed a move by the Federal Reserve to lower the federal-funds rate by 0.25 percentage points. Almost immediately following this shift in Federal Reserve policy, signs of a resurgence in the economy began to appear. Housing, autos, and retail sales, which had turned sluggish at higher interest rate levels, now looked healthier. As a result of the strengthening economy, any further reduction in short-term interest rates would likely be postponed until later in the year.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
LETTER TO THE SHAREHOLDERS, CONTINUED

PERFORMANCE AND PORTFOLIO

Against this backdrop, Dean Witter Intermediate Income Securities posted a total return of 8.56 percent for the twelve-month period ended August 31, 1995. During the same period, the Lehman Brothers Intermediate Investment Grade Debt Index returned 13.26 percent. This index tracks both U.S. government and corporate bonds with maturities of less than ten years. For the twelve months ended August 31, 1995, intermediate-term government bonds returned 8.96 percent compared to
11.52 percent for intermediate-term corporate bonds.

On August 31, 1995, the Fund's net assets totaled nearly $233 million. During the fiscal year, income dividends of $0.59 per share were distributed. The accompanying chart illustrates the performance of a $10,000 investment in the Fund from inception (May 3, 1989) through the fiscal year ended August 31, 1995, versus the performance of a similar investment in the issues that comprise the Lehman Brothers Intermediate Investment Grade Debt Index.
                                                    [GRAPHIC]
The Fund's underperformance to the
Index can be attributed to the
maintenance of its conservative
maturity structure through the first
half of 1995. As 1995 began, the
portfolio's average maturity was 4.6
years. As recently as June 30, with
interest rates having fallen nearly 2.0
percentage points, the average maturity
was only 4.71 years. As a result, the
Fund failed to capture a portion of the
potential gains generated by the
dramatic drop in interest rates.
Beginning in late July, when interest
rates began rising, the average
maturity was gradually extended to a
level of 4.9 years on August 31, 1995.
On the same date, the Fund's average
duration was 3.68 years.
                                                    [GRAPHIC]
On August 31, 1995, corporate bond
holdings comprised 73 percent of the
invested portion of the portfolio, with
U.S. government securities representing
the remaining 27 percent. The portfolio
was diversified among 64 issues with an
average coupon of 7.76 percent and an
average quality rating of A2.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
LETTER TO THE SHAREHOLDERS, CONTINUED

In anticipation of continued moderate economic growth, the Fund maintained its average maturity and duration, while seeking to add value through the selection of individual corporate credits with potential for improving creditworthiness. New purchases emphasized industrials at attractive yields. Sales centered on electric utilities and yankees where spread incentives for owning these investments dwindled. Recent purchases include China International Investment Trust (CITIC) and Star Bank N.A., while included among those positions sold were Grand Metropolitan and Bank of China.

LOOKING AHEAD

After four years of economic growth, momentum still appears to be able to sustain moderate growth, although the manufacturing sector appears to be lagging. At the same time, inflation remains benign. With the probability that interest rates will remain at levels experienced over the past few months, or decline on budget balancing reforms being approved by Congress, the Fund is likely to extend its average maturity by taking advantage of temporary up ticks in interest rates.

We appreciate your support of Dean Witter Intermediate Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

     [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1995

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------

             CORPORATE BONDS (72.5%)
             AUTOMOTIVE (4.1%)
 $   4,300   Chrysler Corp.................................     10.40 %   08/01/99  $     4,596,184
     2,050   General Motors Corp...........................      7.625    02/15/97        2,085,752
     2,975   Hertz Corp....................................      6.70     06/15/02        2,974,583
                                                                                    ---------------
                                                                                          9,656,519
                                                                                    ---------------
             AUTOMOTIVE FINANCE (5.6%)
     6,000   Ford Capital BV (Netherlands).................      9.375    05/15/01        6,728,820
     1,000   Ford Holdings Inc.............................      9.25     07/15/97        1,051,590
     4,975   General Motors Acceptance Corp................      8.40     10/15/99        5,281,808
                                                                                    ---------------
                                                                                         13,062,218
                                                                                    ---------------
             BANK HOLDING COMPANIES (8.4%)
     4,000   First Chicago Corp............................      9.875    07/01/99        4,436,840
     5,000   Nationsbank Corp..............................      6.875    02/15/05        4,934,700
     5,000   Shawmut Bank Connecticut, N.A.................      8.625    02/15/05        5,526,450
     4,975   Star Bank N.A.................................      6.375    03/01/04        4,759,682
                                                                                    ---------------
                                                                                         19,657,672
                                                                                    ---------------
             BANKS - INTERNATIONAL (9.5%)
     4,900   ABN AMRO Bank NV (Singapore)..................      7.25     05/31/05        5,010,299
     4,000   Banco Central Hispano (Cayman Islands)........      7.50     06/15/05        4,018,360
     4,985   Bank of China.................................      6.75     03/15/99        4,955,888
     4,000   Union Bank Finland............................      5.25     06/15/96        3,971,080
     3,970   Westpac Banking Corp. (Australia).............      7.875    10/15/02        4,204,786
                                                                                    ---------------
                                                                                         22,160,413
                                                                                    ---------------
             BEVERAGES - BREWERS (4.5%)
     5,000   Seagram (Joseph E.) & Sons, Inc...............      9.75     06/15/00        5,129,650
     5,000   Seagram (Joseph E.) & Sons, Inc...............      8.375    02/15/07        5,458,050
                                                                                    ---------------
                                                                                         10,587,700
                                                                                    ---------------
             CABLE & TELECOMMUNICATIONS (2.3%)
     5,225   TCI Communications Inc........................      8.00     08/01/05        5,351,184
                                                                                    ---------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (1.4%)
     3,000   Applied Materials Inc.........................      8.00     09/01/04        3,185,940
                                                                                    ---------------
             FINANCE (5.3%)
     7,015   General Electric Capital Corp.................      8.65     05/01/18        7,109,141
     5,000   Golden West Financial Corp....................     10.25     05/15/97        5,309,700
                                                                                    ---------------
                                                                                         12,418,841
                                                                                    ---------------
             FINANCIAL (2.2%)
     4,975   Salomon, Inc..................................      7.75     05/15/00        5,041,168
                                                                                    ---------------
             FOOD PROCESSING (2.0%)
     4,500   Great Atlantic & Pacific Tea Co., Inc.........      9.125    01/15/98        4,689,810
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
             FOODS & BEVERAGES (2.8%)
 $   5,000   Coca-Cola Enterprises, Inc....................      6.50 %   11/15/97  $     5,030,150
     1,500   Nabisco Inc...................................      6.70     06/15/02        1,485,870
                                                                                    ---------------
                                                                                          6,516,020
                                                                                    ---------------
             HEALTHCARE (2.1%)
     4,975   Columbia/HCA Healthcare.......................      6.91     06/15/05        4,949,976
                                                                                    ---------------
             INDUSTRIALS (1.0%)
     1,100   United Technologies Corp......................      9.625    05/15/99        1,125,080
     1,075   Xerox Corp....................................      9.20     07/15/99        1,101,122
                                                                                    ---------------
                                                                                          2,226,202
                                                                                    ---------------
             LEISURE (2.5%)
     5,475   Royal Caribbean Cruises, Ltd..................      8.25     04/01/05        5,757,346
                                                                                    ---------------
             METALS & MINING (1.3%)
     3,000   Placer Dome Inc. (Canada).....................      7.125    06/15/07        2,950,230
                                                                                    ---------------
             NATURAL GAS (0.6%)
     1,278   Panhandle Eastern Pipe Line Co................      9.875    10/15/96        1,282,358
                                                                                    ---------------
             OIL INTEGRATED - INTERNATIONAL (2.2%)
     5,000   Societe Nationale Elf Aquitaine (France)......      7.75     05/01/99        5,224,850
                                                                                    ---------------
             OIL RELATED (2.2%)
     5,000   Occidental Petroleum Corp.....................      9.625    07/01/99        5,129,750
                                                                                    ---------------
             RETAIL STORES (4.7%)
     2,000   KMart Corp....................................      8.125    12/01/06        2,074,040
     4,975   Sears, Roebuck Acceptance Corp................      6.50     06/15/00        4,956,393
     3,000   TJX Companies Inc.............................      6.625    06/15/00        2,983,500
     1,000   Woolworth Corp................................      7.00     06/01/00          991,680
                                                                                    ---------------
                                                                                         11,005,613
                                                                                    ---------------
             TOBACCO (0.9%)
     2,000   RJR Nabisco, Inc..............................      8.75     08/15/05        2,041,560
                                                                                    ---------------
             TRANSPORTATION (1.2%)
     2,725   Union Pacific Corp............................      7.375    05/15/01        2,818,958
                                                                                    ---------------
             UTILITIES - ELECTRIC (5.7%)
     2,000   Commonwealth Edison Co........................      7.50     01/01/01        2,031,060
       500   Consolidated Edison Co. of New York, Inc......      5.90     12/15/96          498,440
     5,000   Long Island Lighting Co.......................      7.625    04/15/98        5,082,700
     2,600   Southern California Edison Co.................      5.60     12/15/98        2,536,768
     3,000   Texas Utilities Electric Co...................      7.125    06/01/97        3,039,690
                                                                                    ---------------
                                                                                         13,188,658
                                                                                    ---------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $168,668,052).......................................      168,902,986
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------

             U.S. GOVERNMENT & AGENCIES OBLIGATIONS (24.5%)
 $   1,000   Federal Farm Credit Bank......................      6.81 %   05/19/97  $     1,003,278
     2,000   Federal Home Loan Mortgage Corp...............      6.35     06/24/98        1,998,102
       264   Federal Home Loan Mortgage Corp...............      8.50     12/01/01          270,916
       190   Federal Home Loan Mortgage Corp...............      8.50     01/01/02          195,431
       695   Federal Home Loan Mortgage Corp...............      8.50     07/01/02          713,687
       292   Federal Home Loan Mortgage Corp...............      9.00     08/01/02          302,318
     1,700   Federal Home Loan Mortgage Corp...............      7.05     03/24/04        1,686,578
     3,230   Federal National Mortgage Association.........      5.30     03/11/98        3,156,820
        73   Federal National Mortgage Association.........      8.50     12/01/01           76,089
     2,500   Federal National Mortgage Association.........      6.90     03/10/04        2,485,938
     3,000   Federal National Mortgage Association.........      7.55     06/10/04        3,077,344
     2,000   Federal National Mortgage Association.........      7.73     08/26/04        2,068,440
     4,500   Private Export Funding Corp...................      6.86     04/30/04        4,536,765
    11,000   U.S. Treasury Note............................      7.875    02/15/96       11,104,858
     7,600   U.S. Treasury Note............................      8.875    02/15/96        7,706,875
     1,600   U.S. Treasury Note............................      6.75     02/28/97        1,621,500
     7,940   U.S. Treasury Note............................      5.125    04/30/98        7,783,681
     1,000   U.S. Treasury Note............................      6.75     06/30/99        1,023,438
     3,000   U.S. Treasury Note............................      5.75     08/15/03        2,898,281
     2,975   U.S. Treasury Note............................      7.50     02/15/05        3,216,718
                                                                                    ---------------

             TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
             (IDENTIFIED COST $57,196,492)........................................       56,927,057
                                                                                    ---------------

             SHORT-TERM INVESTMENT (a) (2.3%)
             U.S. GOVERNMENT AGENCY
     5,300   Federal Home Loan Banks (Amortized Cost
             $5,300,000)...................................      5.70     09/01/95        5,300,000
                                                                                    ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $231,164,544) (B)..........       99.3%   231,130,043

OTHER ASSETS IN EXCESS OF LIABILITIES.......        0.7      1,621,541
                                                  -----   ------------

NET ASSETS..................................      100.0%  $232,751,584
                                                  -----   ------------
                                                  -----   ------------

---------------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $231,199,791; the aggregate gross unrealized appreciation is $3,200,038 and the aggregate gross unrealized depreciation is $3,269,786, resulting in net unrealized depreciation of $69,748.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995

ASSETS:
Investments in securities, at value
  (identified cost $231,164,544)............................  $ 231,130,043
Receivable for:
    Interest................................................      3,842,467
    Shares of beneficial interest sold......................        308,167
    Principal paydowns......................................         26,794
Prepaid expenses and other assets...........................         18,568
                                                              -------------

     TOTAL ASSETS...........................................    235,326,039
                                                              -------------

LIABILITIES:
Payable to bank.............................................      1,910,870
Payable for:
    Shares of beneficial interest repurchased...............        187,320
    Plan of distribution fee................................        167,011
    Investment management fee...............................        117,890
    Dividends to shareholders...............................         67,440
Accrued expenses and other payables.........................        123,924
                                                              -------------

     TOTAL LIABILITIES......................................      2,574,455
                                                              -------------

NET ASSETS:
Paid-in-capital.............................................    240,605,495
Net unrealized depreciation.................................        (34,501)
Accumulated undistributed net investment income.............         39,127
Accumulated net realized loss...............................     (7,858,537)
                                                              -------------

     NET ASSETS.............................................  $ 232,751,584
                                                              -------------
                                                              -------------

NET ASSET VALUE PER SHARE,
  24,013,746 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                      $9.69
                                                              -------------
                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1995

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $18,205,136
                                                              -----------

EXPENSES
Plan of distribution fee....................................    1,969,829
Investment management fee...................................    1,390,467
Transfer agent fees and expenses............................      177,398
Professional fees...........................................       58,027
Shareholder reports and notices.............................       55,239
Custodian fees..............................................       44,318
Registration fees...........................................       42,171
Trustees' fees and expenses.................................       27,812
Other.......................................................        8,446
                                                              -----------

     TOTAL EXPENSES.........................................    3,773,707
                                                              -----------

     NET INVESTMENT INCOME..................................   14,431,429
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................   (2,372,243)
Net change in unrealized depreciation.......................    6,706,091
                                                              -----------

     NET GAIN...............................................    4,333,848
                                                              -----------

NET INCREASE................................................  $18,765,277
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR      FOR THE YEAR
                                                                   ENDED             ENDED
                                                              AUGUST 31, 1995   AUGUST 31, 1994
-----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $   14,431,429    $   14,717,007
Net realized loss...........................................       (2,372,243)       (5,288,443)
Net change in unrealized appreciation/depreciation..........        6,706,091       (13,667,486)
                                                              ---------------   ---------------

     NET INCREASE (DECREASE)................................       18,765,277        (4,238,922)
                                                              ---------------   ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................      (14,398,478)      (14,239,594)
Net realized gain...........................................         (307,913)       (1,050,020)
                                                              ---------------   ---------------

     TOTAL..................................................      (14,706,391)      (15,289,614)
                                                              ---------------   ---------------
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................      (17,057,209)       10,847,274
                                                              ---------------   ---------------

     TOTAL DECREASE.........................................      (12,998,323)       (8,681,262)

NET ASSETS:
Beginning of period.........................................      245,749,907       254,431,169
                                                              ---------------   ---------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $39,127 AND $6,176, RESPECTIVELY).......................   $  232,751,584    $  245,749,907
                                                              ---------------   ---------------
                                                              ---------------   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Intermediate Income Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Discounts on securities purchased are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995, CONTINUED

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays its Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995, CONTINUED

capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended August 31, 1995, it received approximately $500,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1995, aggregated $252,171,881 and $278,702,873, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $69,563,197 and $82,452,664, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At August 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $16,000.

The Fund established an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995, CONTINUED

August 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,847. At August 31, 1995, the Fund had an accrued pension liability of $51,000 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                         AUGUST 31, 1995               AUGUST 31, 1994
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    4,829,143   $   45,425,471     7,997,562   $ 79,234,382
Reinvestment of dividends and distributions......................      845,190        8,195,495       803,966      7,889,222
                                                                   -----------   --------------   -----------   ------------
                                                                     5,674,333       53,620,966     8,801,528     87,123,604
Repurchased......................................................   (7,500,636)     (70,678,175)   (7,753,698)   (76,276,330)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease)..........................................   (1,826,303)  $  (17,057,209)    1,047,830   $ 10,847,274
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

At August 31, 1995, the Fund had a net capital loss carryover of approximately $6,656,000 which will be available through August 31, 2003 to offset future capital gains to the extent provided by regulations. Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,167,000 during fiscal 1995. As of August 31, 1995, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                       FOR THE
                                                                                                       PERIOD
                                                                                                       MAY 3,
                                                                                                        1989*
                                                      FOR THE YEAR ENDED AUGUST 31                     THROUGH
                                    ----------------------------------------------------------------   AUGUST
                                      1995       1994       1993       1992       1991       1990     31, 1989
---------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period............... $   9.51   $  10.26   $  10.05   $   9.59   $   9.42   $   9.98   $  10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

Net investment income..............     0.59       0.58       0.62       0.70       0.79       0.86       0.28
Net realized and unrealized gain
 (loss)............................     0.19      (0.73)      0.20       0.46       0.17      (0.55)     (0.02)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total from investment operations...     0.78      (0.15)      0.82       1.16       0.96       0.31       0.26
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........    (0.59)     (0.56)     (0.61)     (0.70)     (0.79)     (0.86)     (0.28)
   Net realized gain...............    (0.01)     (0.04)     --         --         --         (0.01)     --
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (0.60)     (0.60)     (0.61)     (0.70)     (0.79)     (0.87)     (0.28)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

Net asset value, end of period..... $   9.69   $   9.51   $  10.26   $  10.05   $   9.59   $   9.42   $   9.98
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........     8.56%     (1.50)%     8.43%     12.58%     10.78%      3.22%      2.57%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.63%      1.63%      1.62%      1.69%      1.69%      1.75%      1.42%(2)(3)

Net investment income..............     6.23%      5.80%      6.12%      7.11%      8.49%      8.78%      8.18%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $232,752   $245,750   $254,431   $187,285   $115,204   $114,086    $69,946

Portfolio turnover rate............      114%       122%       132%        93%       150%       135%        30%(1)

---------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all the expenses that were assumed or waived by the Investment Manager, the above expense and net investment income ratios would have been 2.15% and 7.44%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INTERMEDIATE INCOME SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Intermediate Income Securities (the "Fund") at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period May 3, 1989 (commencement of operations) through August 31, 1989, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
OCTOBER 10, 1995

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER INTERMEDIATE INCOME SECURITIES


[Graphic]


ANNUAL REPORT
AUGUST 31, 1995

DEAN WITTER INTERMEDIATE INCOME SECURITIES

                                GROWTH OF $10,000

          DATE                TOTAL               LEHMAN INTERMEDIATE
                                                  INVESTMENT GRADE DEBT INDEX

                              $10,000             $10,000
August 31, 1989               $10,257             $10,375
August 31, 1990               $10,587             $11,047
August 31, 1991               $11,729             $12,621
August 31, 1992               $13,205             $14,686
August 31, 1993               $14,318             $16,706
August 31, 1994               $14,103             $16,382
August 31, 1995               $15,310 (3)         $18,552

                          AVERAGE ANNUAL TOTAL RETURNS

     1 YEAR                     5 YEARS            LIFE OF FUND

    8.56 (1)                    7.66 (1)             6.96 (1)
    3.56 (2)                    7.36 (2)             6.96 (2)


                          _____  Fund  _____ LEHMAN (4)

Past performance is not predictive of future returns.

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, since inception-0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on August 31, 1995.

(4) The Lehman Brothers Intermediate Investment Grade Debt Index is an unmanaged index of 5- to 10- year investment-grade corporate debt securities.